                     ANNUAL REPORT -- December 31, 1998




                        SKYLINE SMALL CAP VALUE PLUS

                      Skyline Special Equities Portfolio
                         Skyline Small Cap Value Plus
                         Skyline Small Cap Contrarian




                             [SKYLINE FUNDS LOGO]

- LETTER from Kenneth S. Kailin, Portfolio Manager:(1)
---------------------------------------------
                                                               December 31, 1998

Dear Shareholder:

OVERVIEW

The Fund showed a gain of 8.19% in the fourth quarter, as the stock market moved up strongly from its depressed level in September. For the year, the Fund declined 6.66% due to weak results in the second and third quarters of 1998. The Russell 2000 Index delivered a gain of 16.31% for the fourth quarter and showed a loss of 2.55% for the year.

MARKET REVIEW

The big news of 1998 was the dominant performance of large company stocks compared to small company stocks. The S&P 500 Index showed a gain of 28.76% for the year compared to a loss of 2.55% for the Russell 2000 Index. This is the greatest disparity in performance between large and small company stocks since the Russell 2000 Index was created in 1979 and is likely one of the largest in the history of the stock market. Performance was directly correlated to size in 1998 as, even within the S&P 500 Index, the larger companies did better than the smaller companies. Interestingly, while the S&P 500 Index gained almost 30% for the year, the majority of stocks on the New York Stock Exchange showed a loss for the year.

The difference in performance in 1998 between large and small company stocks is explained by changes in their price/earnings multiples, as profit growth appears to have been about the same for each sector. With long-term interest rates declining from about 6% to 5% during the year, the P/E multiple of the S&P 500 Index increased nearly 30% and the P/E multiple of the Russell 2000 Index declined about 10%. It is highly unusual for such a major valuation diversion to occur. Most stock market observers attribute it to investors' desire for safety and liquidity during a time of international financial problems and fears of worldwide recession. Also, the increasing popularity of indexing techniques enhanced the returns of large cap stocks. While investors favored large cap stocks during 1998 for these reasons, we believe a terrific opportunity for small cap stocks has been created since they are at extraordinarily low relative valuation levels.

While the Russell 2000 Index ended the year nearly unchanged, there was enormous volatility during the year. Small stocks began the year with a nice advance, only to fall nearly 40% from their peak in April to their trough in early October. The subsequent rally, aided by three interest rate cuts by the Federal Reserve Board, nearly brought the Index back to even. This volatility was caused by two key problems. First, investors became very nervous about overseas problems in Asia, Latin America, and Russia. Second, U.S. companies began experiencing profit deterioration in the middle of the year.

Within the small cap market, growth stock investors showed better returns than value investors did for both the fourth quarter and the year. Growth stock investors were

                       ANNUAL REPORT - DECEMBER 31, 1998                       1
helped by superior returns in technology, health care, and consumer stocks, areas in which they tend to focus. Value investors were hurt by sub-par returns in financial, energy, and economically sensitive stocks. While economic statistics indicate that the economy is healthy, economic weakness showed up in the industrial side of the economy and in the energy sector, hurting stock returns in those areas. Though pockets of the economy remain strong, such as the consumer area, overall economic growth has moderated over the past year. In general, a slowdown in economic growth causes problems for value-oriented investors.

PORTFOLIO REVIEW

The Fund's performance, while up 8.19% in the fourth quarter, did lag our benchmark as value stocks were out of favor. For the year, the Fund was down 6.66% as small cap stocks declined in the Fall period. The first quarter of 1998 got off to a fast start with strong positive double-digit returns for the Fund. Corporate earnings were strong and investors felt Asian economic woes would not meaningfully impact U.S. companies. The Fund had good stock selections and industry weightings in consumer discretionary, health care, and financial stocks. Thus the Fund outperformed key benchmarks in the first quarter. However, beginning in the second quarter, corporate profits began to slow and earnings started falling short of investor expectations. Results began to slide accordingly and the Fund's returns modestly lagged key benchmarks. In the third quarter, weakening corporate profits combined with fears of economic meltdowns around the world led investors to run from small cap stocks. Performance results for the Fund were slightly better than key benchmarks in the very difficult third period. In the fourth quarter, stocks came roaring back, but small cap value names generally did not keep pace, causing the Fund to rise moderately and lag the Russell 2000 Index for both the final quarter and the year.

Consumer discretionary and financial services stocks were the most heavily weighted sectors in the Fund for both the fourth quarter and the year. Consumer-related stock holdings were increased during the course of the year as consumer spending trends appeared solid and numerous companies that possessed the combination of good growth prospects and low valuation were uncovered. The Fund's performance in this important sector was positive, but only modestly for the fourth quarter and saw single digit declines over the 12-month period. Investor fears regarding possible weak holiday shopping held back the performance of many retail and apparel stocks. In addition, clouded corporate announcements regarding near-term profit outlook hurt several of the Fund's consumer stocks in the fourth quarter. Thus both the heavy stock weighting and sub-par stock selection held back performance. However, we still believe the consumer discretionary sector is healthy and our stocks hold exciting prospects.

Financial service stocks accounted for over 25% of the Fund at year-end. The combination of solid profit growth outlooks and very reasonable valuations were plentiful in this sector. Returns, however, for this area in the fourth quarter were also only modestly positive and over the 12-month period produced single digit declines. This decline was surprising considering the low levels of inflation, reasonable loan

2                       ANNUAL REPORT - DECEMBER 31, 1998
demand, and a backdrop of multiple interest rate cuts by the Federal Reserve. Based on good growth outlooks and low valuations these stocks appear very compelling at the present time.

Technology issues represented about 15% of the Fund at the end of the quarter and were strong performers in the quarter, with the Fund's holdings returning over 25%. A number of these stocks rebounded strongly from deep drops in the third quarter. Generally, technology firms saw business strengthen modestly after being weak for much of the year.

OUTLOOK

As we enter 1999, the economy looks to be fragile, but growing. Capital spending plans by businesses look weak and pricing pressures due to foreign competition and excess capacity have continued. Corporate profit growth has slowed, and more companies are reporting disappointments relative to expectations. Consumer spending, however, seems healthy as jobs are plentiful, credit is easy, and low interest rates provide re-financing and home purchasing opportunities. Since consumer spending and Federal Reserve policies are the biggest factors for economic growth it appears an overall slow growth environment should continue.

Domestic companies are expected to grow profits faster and carry much more reasonable valuation levels. By historical standards the Russell 2000 Index would have to outperform the S&P 500 Index by well over 30% to just get back to long-term normal valuation levels. Poor performance by small company stocks historically has been followed by an extended period of outperformance. An investor should prefer faster growing, less expensive companies to slower growing, very expensive companies.

At year-end, consumer discretionary stocks had the highest weighting in the Fund relative to the Russell 2000 Index. The stocks in this sector are very diverse, ranging from Nautica Enterprises, Inc., a well-known apparel manufacturer, to United Stationers, Inc., a distributor of office supplies. The stocks owned by the Fund in this sector are expected to show solid earnings growth and carry a low valuation level relative to the Russell 2000 Index. In addition, while the industrial environment is weak, the consumer is continuing to spend based on strong employment trends and low interest rates.

In a slow growth environment, the ability for a company to increase profits and not disappoint investor expectations takes on greater importance. Thus our investment style of purchasing low expectation stocks with strong near-term earnings growth and low valuations seems quite appropriate.

/s/ Kenneth S. Kailin

                       ANNUAL REPORT - DECEMBER 31, 1998                       3

- PERFORMANCE (%)(1)
-------------------------------------------------

                            4Q
                           1998   1998   3 YRS.  5 YRS.
 SMALL CAP VALUE PLUS       8.19  -6.66   14.25   12.18
 RUSSELL 2000              16.31  -2.55   11.58   11.86
 S&P 500                   21.31  28.76   28.40   24.15

- SECTOR Weightings (as of December 31, 1998)
-----------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Discretionary         28.2%
Consumer Staples                3.0%
Energy                          2.1%
Financial Services             27.1%
Health Care                    11.9%
Materials & Processing           .8%
Producer Durables               4.8%
Technology                     15.2%
Cash                            3.6%
Autos & Transportation          3.3%

4                       ANNUAL REPORT - DECEMBER 31, 1998

--------------------------------------------------------------------------------

                                                                          CALENDAR YEARS
                                SINCE         -----------------------------------------------------------------------
                             INCEPTION(2)       1998        1997        1996        1995        1994        1993(2)
 SMALL CAP VALUE PLUS            12.05        -6.7        26.2        26.6        21.0        -1.5            10.1
 RUSSELL 2000                    12.41        -2.6        22.4        16.5        28.4        -1.8            13.8
 S&P 500                         21.59        28.8        33.4        23.3        37.5         1.3            10.0

- SECTOR Performance (as of December 31, 1998)
--------------------------------------------------------------------------------

                             4Q 1998                                                           YTD 1998
-----------------------------------------------------------------  -----------------------------------------------------------------
                                         SMALL CAP      RUSSELL                                             SMALL CAP      RUSSELL
                                         VALUE PLUS      2000                                               VALUE PLUS      2000

Consumer Staples                              47.3%        14.8%   Autos & Transportation                        19.1%         1.1%
-----------------------------------------------------------------  -----------------------------------------------------------------
Autos & Transportation                        43.0         23.9    Health Care                                   14.4          3.3
-----------------------------------------------------------------  -----------------------------------------------------------------
Technology                                    26.8         32.9    Consumer Staples                              10.4          1.3
-----------------------------------------------------------------  -----------------------------------------------------------------
Health Care                                   11.2         27.0    Financial Services                            -3.5         -7.2
-----------------------------------------------------------------  -----------------------------------------------------------------
Financial Services                             4.6          6.3    Consumer Discretionary                        -8.7          3.8
-----------------------------------------------------------------  -----------------------------------------------------------------
Consumer Discretionary                         2.2         21.4    Technology                                   -11.5         12.8
-----------------------------------------------------------------  -----------------------------------------------------------------
Producer Durables                             -3.9         19.9    Producer Durables                            -27.4         -7.2
-----------------------------------------------------------------  -----------------------------------------------------------------
Energy                                        -7.2        -15.5    Energy                                       -28.9        -49.6
-----------------------------------------------------------------  -----------------------------------------------------------------
Materials & Processing                       -17.7         10.2    Materials & Processing                       -45.9        -12.3
-----------------------------------------------------------------  -----------------------------------------------------------------
Other                                           NA*        14.8    Other                                           NA*       -16.0
-----------------------------------------------------------------  -----------------------------------------------------------------
Utilities                                       NA*        12.5    Utilities                                       NA*        12.1
-----------------------------------------------------------------  -----------------------------------------------------------------

* NOT APPLICABLE

                       ANNUAL REPORT - DECEMBER 31, 1998                       5

- PORTFOLIO Characteristics(1)
---------------------------------------------

                                 SMALL CAP
                                 VALUE PLUS     RUSSELL 2000       S&P 500

P/E RATIO (MEDIAN)                  15.3            20.0             24.6
PRICE/BOOK                          2.31            2.53             4.87
PRICE/SALES                         0.95            1.30             2.02
-------------------------------------------------------------------------------
EPS GROWTH--5 YRS                  19.3%           16.6%            17.2%
  (HISTORICAL)
EPS GROWTH--1 YR (FORECASTED)      16.7%           18.6%            12.2%
-------------------------------------------------------------------------------
MARKET CAP $ WGHTD. MED.        $840 million    $750 million     $60 billion
PORTFOLIO VALUE                 $135 million    $855 billion    $9,907 billion
NUMBER OF HOLDINGS                   51            1,932             500
-------------------------------------------------------------------------------
TICKER SYMBOL:                     SPEQX       1998 DISTRIBUTIONS (PER SHARE):
CUSIP #:                         830833406     LONG-TERM CAPITAL GAIN   $0.0538
INITIAL INVESTMENT:                $1,000      SHORT-TERM CAPITAL GAIN  $0.0561
SUBSEQUENT INVESTMENT:              $100       RETURN OF CAPITAL        $0.0101
NET ASSET VALUE (PER SHARE):       $11.78

- TOP Ten Holdings(3)

                                                             % OF NET ASSETS

-----------------------------------------------------------------------------

 ANIXTER INTERNATIONAL INC.
  Networking products                                                    3.4%

 ENHANCE FINANCIAL SERVICES GROUP
  Specialty reinsurance                                                  3.2%

 WESLEY JESSEN VISIONCARE, INC.
  Contact lenses                                                         3.2%

 CMAC INVESTMENT CORP.
  Mortgage insurance                                                     3.2%

 MIDAS, INC.
  Auto service centers franchiser                                        3.0%

 ZALE CORP.
  Jewelry retailer                                                       2.7%

 DII GROUP, INC.
  Electronics manufacturing                                              2.6%

 PENTAIR, INC.
  Diversified manufacturer                                               2.6%

 DENTSPLY INTERNATIONAL INC.
  Dental products manufacturer                                           2.5%

 FREMONT GENERAL CORP.
  Workers' compensation insurance                                        2.5%

 TOP TEN HOLDINGS                                                       28.9%

6                       ANNUAL REPORT - DECEMBER 31, 1998

- STOCK Highlights(3)
---------------------------------------------

 SAFETY-KLEEN CORP. (SK)
SK is the leading hazardous and industrial waste company in the United States. After experiencing chronic over-capacity in the 1990's, the industry is clearly improving. SK was formed by merging four companies to become the dominant special waste company. SK should enjoy rapid earnings growth from cost reductions, thereby eliminating duplicative overhead and de-leveraging. SK can rapidly pay down its debt since reported earnings are reduced by non-cash charges and understate the cash generation of the business. Additionally, SK is growing its revenues by increasing penetration of existing clients, as the newly combined company is able to handle a much broader stream of wastes. Currently, SK trades at a 30% discount to the market, and should enjoy an above 20% rate of earnings growth for a number of years.

 TRISTAR AEROSPACE (TSX)
TSX is the leader in providing just-in-time inventory management solutions to aerospace manufacturers. TSX reduces its customers' costs through better inventory management of fasteners. While most aerospace companies are fearful of the anticipated declines in aircraft production, TSX believes its business will grow as manufacturers scramble to cut costs. TSX has very limited competition and a very low penetration of its potential customer base. TSX is expected to grow earnings 25% in 1999, and despite these bright prospects, TSX currently trades at a 70% discount to the market.

- CHANGE in Value of a $10,000 Investment(1)
---------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT SINCE INCEPTION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     SMALL CAP     RUSSELL      S&P
                     VALUE PLUS     2000        500
Initial Investment       $10,000    $10,000    $10,000
1993                     $11,008    $11,376    $10,732
1994                     $10,841    $11,169    $10,874
1995                     $13,112    $14,346    $14,953
1996                     $16,599    $16,712    $18,431
1997                     $20,950    $20,448    $24,582
1998                     $19,555    $19,928    $31,652

Note: Past performance is no guarantee of future results. See "Notes to Performance" at the end of this section.

                       ANNUAL REPORT - DECEMBER 31, 1998                       7

NOTES TO PERFORMANCE

(1) The performance for the one, three, and five years ended December 31, 1998, and for the period February 9, 1993 (inception) through December 31, 1998, is an average annual total return calculation which is described in the Fund's prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

    The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company.

    Source: Frank Russell Company.

    Distributions were paid to shareholders in December of 1998.

(2) Return is calculated from the Fund's inception on February 9, 1993.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies.

Distributor: Funds Distributor Inc.

8                       ANNUAL REPORT - DECEMBER 31, 1998

- PORTFOLIO Holdings as of December 31, 1998
------------------------------------------------------------------------

                                                   COMPANY                 NUMBER        MARKET
                                                 DESCRIPTION              OF SHARES       VALUE
                                     -----------------------------------  ---------   -------------
COMMON STOCKS
AUTOS & TRANSPORTATION - 3.3%
  AUTO RELATED - 1.7%
Dura Automotive Systems, Inc.(a)     OEM auto parts producer                68,300    $   2,330,737
  TRUCKING - 1.6%
Covenant Transport, Inc.(a)          Specialty truckload carrier           122,300        2,186,113
                                                                                      -------------
  TOTAL AUTOS & TRANSPORTATION                                                            4,516,850
CONSUMER DISCRETIONARY - 28.2%
  APPAREL/TEXTILES - 4.6%
Gildan Activewear Inc.(a)            Apparel manufacturer                  215,700        1,806,488
Kellwood Co.                         Apparel manufacturer                   92,400        2,310,000
Nautica Enterprises, Inc.(a)         Men's sportswear                      135,800        2,037,000
                                                                                      -------------
                                                                                          6,153,488
  COMMERCIAL SERVICES - 5.6%
RemedyTemp, Inc.(a)                  Staffing services                     103,000        1,557,875
Safety-Kleen Corp.(a)                Waste recycling firm                  219,675        3,102,909
United Stationers Inc.(a)            Office products distributor           110,200        2,865,200
                                                                                      -------------
                                                                                          7,525,984
  CONSUMER PRODUCTS/SERVICES - 6.5%
Department 56, Inc.(a)               Decorative collectibles                36,700        1,378,544
Kenneth Cole Productions(a)          Footwear/accessories maker            173,700        3,256,875
Midas, Inc.                          Auto service centers franchiser       131,700        4,099,162
                                                                                      -------------
                                                                                          8,734,581
  PRINTING/PUBLISHING - 2.3%
World Color Press, Inc.(a)           Commercial printer                    100,400        3,055,925
  RETAIL - 9.2%
Claire's Stores, Inc.                Fashion accessories stores            150,100        3,077,050
Elder-Beerman Stores(a)              Department stores                     191,700        2,216,531
Michaels Stores, Inc.(a)             Arts & crafts stores                   94,100        1,702,622
Pier 1 Imports, Inc.                 Housewares stores                     184,000        1,782,500
Zale Corp.(a)                        Jewelry retailer                      112,100        3,615,225
                                                                                      -------------
                                                                                         12,393,928
                                                                                      -------------
  TOTAL CONSUMER DISCRETIONARY                                                           37,863,906

                       ANNUAL REPORT - DECEMBER 31, 1998                       9

- PORTFOLIO Holdings as of December 31, 1998 (continued)
------------------------------------------------------------------------

                                                   COMPANY                 NUMBER        MARKET
                                                 DESCRIPTION              OF SHARES       VALUE
                                     -----------------------------------  ---------   -------------
CONSUMER STAPLES - 3.0%
  CONSUMER STAPLES - 3.0%
International Home Foods, Inc.(a)    Mfgr of shelf-staple foods            104,600    $   1,765,125
International Multifoods Corp.       Foodservice distribution               91,300        2,356,681
                                                                                      -------------
                                                                                          4,121,806
ENERGY - 2.1%
  EXPLORATION & PRODUCTION - 2.1%
Newfield Exploration Co.             Oil & gas producer                    136,100        2,841,088
FINANCIAL SERVICES - 27.1%
  BANKS/THRIFTS - 2.5%
Peoples Heritage Financial Group     Maine-based thrift                    165,400        3,308,000
  INSURANCE - 15.5%
American Heritage Life Invest.       Life insurance                         86,400        2,111,400
CMAC Investment Corp.                Mortgage insurance                     93,200        4,281,375
CNA Surety Corp.                     Surety insurance                      191,600        3,017,700
Enhance Financial Services Group     Specialty reinsurance                 145,600        4,368,000
Fremont General Corp.                Workers' comp. insurance              133,800        3,311,550
HCC Insurance Holdings, Inc.         P&C insurance                         155,600        2,742,450
Horace Mann Educators Corp.          P&C insurance                          37,200        1,060,200
                                                                                      -------------
                                                                                         20,892,675
  OTHER FINANCIAL SERVICES - 6.0%
American Capital Strategies, Ltd.    Commercial finance                     76,700        1,323,075
ARM Financial Group, Inc.            Investment products                    95,800        2,125,562
Heller Financial, Inc.               Commercial finance                    100,200        2,943,375
Raymond James Financial, Inc.        Investment services                    83,300        1,759,713
                                                                                      -------------
                                                                                          8,151,725
  REAL ESTATE INVESTMENT TRUSTS - 3.1%
Parkway Properties, Inc.             Office buildings REIT                  72,000        2,250,000
Prentiss Properties Trust            Office/industrial properties REIT      85,900        1,916,644
                                                                                      -------------
                                                                                          4,166,644
                                                                                      -------------
  TOTAL FINANCIAL SERVICES                                                               36,519,044

10                       ANNUAL REPORT - DECEMBER 31, 1998

------------------------------------------------------------------------

                                                   COMPANY                 NUMBER        MARKET
                                                 DESCRIPTION              OF SHARES       VALUE
                                     -----------------------------------  ---------   -------------
HEALTH CARE - 11.9%
  HEALTH CARE SERVICES - 2.3%
Trigon Healthcare, Inc.(a)           Health maintenance organization        84,100    $   3,137,981
  MEDICAL EQUIPMENT/PRODUCTS - 9.6%
ADAC Laboratories(a)                 Medical imaging systems               123,000        2,456,156
Arrow International, Inc.            Disposable catheters producer          86,300        2,707,663
DENTSPLY International Inc.          Dental products manufacturer          131,300        3,380,975
Wesley Jessen VisionCare, Inc.(a)    Contact lenses                        157,000        4,356,750
                                                                                      -------------
                                                                                         12,901,544
                                                                                      -------------
  TOTAL HEALTH CARE                                                                      16,039,525
MATERIALS & PROCESSING - 0.8%
  BUILDING/CONSTRUCTION PRODUCTS - 0.8%
Interface, Inc.                      Carpet producer                       121,200        1,124,888
PRODUCER DURABLES - 4.8%
  AEROSPACE RELATED - 1.3%
TriStar Aerospace Co.(a)             Distributes aerospace products        250,700        1,754,900
  ELECTRICAL EQUIPMENT/PRODUCTS - 0.9%
General Cable Corp.                  Wire & cable producer                  60,850        1,247,425
  OTHER PRODUCER DURABLES - 2.6%
Pentair, Inc.                        Diversified manufacturer               87,900        3,499,519
                                                                                      -------------
  TOTAL PRODUCER DURABLES                                                                 6,501,844
TECHNOLOGY - 15.2%
  CONTRACT MANUFACTURING - 2.6%
DII Group, Inc.(a)                   Electronics manufacturing             153,800        3,537,400
  DISTRIBUTION - 3.4%
Anixter International Inc.(a)        Networking products                   224,500        4,560,156
  ELECTRONIC COMPONENTS - 1.7%
Artesyn Technologies, Inc.           Power supplies                        161,200        2,256,800

                       ANNUAL REPORT - DECEMBER 31, 1998                      11

- PORTFOLIO Holdings as of December 31, 1998 (continued)
------------------------------------------------------------------------

                                                   COMPANY                 NUMBER        MARKET
                                                 DESCRIPTION              OF SHARES       VALUE
                                     -----------------------------------  ---------   -------------
  OTHER TECHNOLOGY - 7.5%
Black Box Corp.(a)                   Networking/communications              76,700    $   2,905,012
CACI International Inc.(a)           Technology services provider          105,300        1,776,937
Hypercom Corp.(a)                    Electronic payment systems            150,400        1,485,200
Learning Co., Inc. (The)(a)          Children's software                    68,100        1,766,344
National Data Corp.                  Health care information                45,300        2,205,544
                                                                                      -------------
                                                                                         10,139,037
                                                                                      -------------
  TOTAL TECHNOLOGY                                                                       20,493,393
                                                                                      -------------
TOTAL COMMON STOCKS - 96.4%
(Cost $117,524,468)                                                                     130,022,344
MONEY MARKET INSTRUMENTS(b)
Yield 5.23% to 5.30%
  due February 1999 to July 1999
  Sara Lee Corp.                                                                            172,717
  Pitney Bowes Credit Corp.                                                               2,414,156
  Wisconsin Corp. Credit Union                                                            2,384,330
                                                                                      -------------
TOTAL MONEY MARKET INSTRUMENTS - 3.7%
(Cost: $4,971,203)                                                                        4,971,203
                                                                                      -------------
TOTAL INVESTMENTS - 100.1%
(Cost $122,495,671)                                                                     134,993,547
OTHER LIABILITIES LESS ASSETS - (0.1%)                                                      (91,967)
                                                                                      -------------
NET ASSETS - 100.0%                                                                   $ 134,901,580
                                                                                      -------------
                                                                                      -------------

a Non-income producing security.

b Variable rate demand notes. Interest rates are reset every seven days. Rates disclosed represent rates in effect on December 31, 1998.

Based on cost of investments for federal income tax purposes of $122,495,671 on December 31, 1998, net unrealized appreciation was $12,497,876, consisting of gross unrealized appreciation of $18,509,546 and gross unrealized depreciation of $6,011,670.

See accompanying notes to financial statements.

12                       ANNUAL REPORT - DECEMBER 31, 1998

- STATEMENT of Assets & Liabilities as of December 31, 1998
------------------------------------------------------------------------

ASSETS
Investments, at value (Cost:
  $122,495,671)                                       $134,993,547
Receivable for:
  Securities sold                         $  924,604
  Dividends and interest                     122,699
  Shares sold                                347,612     1,394,915
                                          ----------
Organization costs, net of accumulated
  amortization of $19,801                                    2,440
                                                      ------------
Total assets                                           136,390,902
LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                    $1,000,548
  Shares redeemed                            319,728
  Comprehensive management fee               166,606
  Organization costs                           2,440     1,489,322
                                          ----------  ------------
Net assets applicable to shares
  outstanding                                         $134,901,580
                                                      ------------
                                                      ------------
Shares outstanding--no par value
  (unlimited number of shares
  authorized)                                           11,454,561
                                                      ------------
                                                      ------------
PRICING OF SHARES
Net asset value, offering price and
  redemption price per share                          $      11.78
                                                      ------------
                                                      ------------
ANALYSIS OF NET ASSETS
Paid-in capital                                       $123,879,870
Undistributed net realized loss on
  sales of investments                                  (1,476,166)
Unrealized appreciation of investments                  12,497,876
                                                      ------------
Net assets applicable to shares
  outstanding                                         $134,901,580
                                                      ------------
                                                      ------------

See accompanying notes to financial statements.

                       ANNUAL REPORT - DECEMBER 31, 1998                      13

- STATEMENT of Operations For the Year Ended December 31, 1998
------------------------------------------------------------------------

Investment income
  Dividends                                         $ 1,163,664
  Interest                                              516,675
                                                    -----------
Total investment income                               1,680,339

Expenses:
  Comprehensive management fee                        2,332,288
  Fees to unaffiliated trustees                          14,218
  Amortization of organization costs                      2,712
                                                    -----------
Total expenses                                        2,349,218
                                                    -----------
Net investment loss                                    (668,879)

Net realized and unrealized loss on investments:
  Net realized loss on sales of investments          (1,476,166)
  Net change in unrealized appreciation              (7,833,754)
                                                    -----------
Net realized and unrealized loss on investments      (9,309,920)
                                                    -----------
Net decrease in net assets resulting from
  operations                                        $(9,978,799)
                                                    -----------
                                                    -----------

See accompanying notes to financial statements.

14                       ANNUAL REPORT - DECEMBER 31, 1998

- STATEMENTS of Changes in Net Assets
---------------------------------------------

                                           YEAR ENDED     YEAR ENDED
                                            12/31/98       12/31/97
                                          -------------  ------------
From operations:
  Net investment loss                     $    (668,879) $   (394,072)
  Net realized (loss) gain on sales of
    investments                              (1,476,166)   22,856,580
  Net change in unrealized appreciation      (7,833,754)    7,533,967
                                          -------------  ------------
Net (decrease) increase in net assets
  resulting from operations                  (9,978,799)   29,996,475
Distributions to shareholders from:
  Net realized gains                         (1,234,409)  (25,152,661)
  Return of capital                            (112,960)           --
                                          -------------  ------------
Decrease in net assets resulting from
  distributions to shareholders              (1,347,369)  (25,152,661)
From share transactions:
  Proceeds from shares sold                  94,550,013   124,093,499
  Reinvestments of capital gain
    distributions                             1,318,065    24,674,327
  Payments for shares redeemed             (115,327,102)  (93,257,451)
                                          -------------  ------------
Net (decrease) increase in net assets
  resulting from share transactions         (19,459,024)   55,510,375
                                          -------------  ------------
Total (decrease) increase in net assets     (30,785,192)   60,354,189
Net assets at beginning of year             165,686,772   105,332,583
                                          -------------  ------------
Net assets at end of year                 $ 134,901,580  $165,686,772
                                          -------------  ------------
                                          -------------  ------------

See accompanying notes to financial statements.

                       ANNUAL REPORT - DECEMBER 31, 1998                      15

- FINANCIAL Highlights
---------------------------------------------

                                  YEAR      YEAR      YEAR      YEAR        YEAR
                                 ENDED     ENDED     ENDED      ENDED       ENDED
                                12/31/98  12/31/97  12/31/96  12/31/95    12/31/94
                                ---------------------------------------------------
Net asset value at
  beginning of year             $  12.75  $  11.94  $  11.29   $  10.14    $  10.79
                                --------  --------  --------  ---------   ---------
Income from investment
  operations
    Net investment (loss)
      income                       (0.06)    (0.03)    (0.02)      0.06        0.02
    Net realized and
      unrealized (loss) gain
      on investments               (0.79)     3.13      2.94       2.06       (0.19)
                                --------  --------  --------  ---------   ---------
      Total from investment
        operations                 (0.85)     3.10      2.92       2.12       (0.17)
                                --------  --------  --------  ---------   ---------
Less distributions from:
  Dividends from net
    investment income                 --        --     (0.01)     (0.06)      (0.02)
  Dividends from net realized
    gains on investments           (0.11)    (2.29)    (2.26)     (0.91)      (0.46)
  Dividends from return of
    capital                        (0.01)       --        --         --          --
                                --------  --------  --------  ---------   ---------
Total distributions                (0.12)    (2.29)    (2.27)     (0.97)      (0.48)
                                --------  --------  --------  ---------   ---------
Net asset value at end of year  $  11.78  $  12.75  $  11.94   $  11.29    $  10.14
                                --------  --------  --------  ---------   ---------
                                --------  --------  --------  ---------   ---------
Total Return                      (6.66%)   26.21%    26.60%     20.95%      (1.52%)
Ratios/Supplemental Data
  Ratio of expenses to average
    net assets                     1.51%     1.51%     1.53%      1.52%       1.51%
  Ratio of net investment
    (loss) income to average
    net assets                    (0.43%)   (0.30%)   (0.24%)     0.50%       0.22%
  Portfolio turnover rate           106%      104%      145%       102%         82%
  Net assets, end of year (in
    thousands)                  $134,902  $165,687  $105,333   $ 89,203    $ 99,638
                                --------  --------  --------  ---------   ---------
                                --------  --------  --------  ---------   ---------

Effective August 31, 1995, the Fund's Investment Adviser changed from Mesirow Asset Management, Inc., to Skyline Asset Management, L.P.

See accompanying notes to financial statements.

16                       ANNUAL REPORT - DECEMBER 31, 1998

-NOTES to Financial Statements
---------------------------------------------

Skyline Funds is an open-end, diversified investment management company which consists of Special Equities Portfolio, Small Cap Value Plus (formerly Special Equities II), and Small Cap Contrarian. The Funds commenced public offering of their shares as follows: Special Equities Portfolio on April 23, 1987, Small Cap Value Plus on February 9, 1993, and Small Cap Contrarian on December 15, 1997. The following notes relate solely to the accompanying financial statements of Small Cap Value Plus ("Fund").

                                       1
                        SIGNIFICANT ACCOUNTING POLICIES

/ / SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by a pricing service. Variable rate demand notes are valued at cost which equals market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees.

/ / SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount. Realized gains and losses from security transactions are reported on an identified cost basis.

/ / FUND SHARE VALUATION - Fund shares are sold on a continuous basis and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central time) each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

/ / FEDERAL INCOME TAXES, DIVIDENDS, AND DISTRIBUTIONS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

As of December 31, 1998, the Fund had capital loss carryforwards of $1,476,166. This loss may be used to offset future gains arising in tax years through 2006.

                       ANNUAL REPORT - DECEMBER 31, 1998                      17

-NOTES to Financial Statements (continued)
------------------------------------------------------------------------

Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. Dividends are determined in accordance with tax principles which may treat certain transactions differently from generally accepted accounting principles.

/ / EXPENSES - Expenses arising in connection with a Fund are allocated to that Fund. Other Skyline Funds' expenses, such as trustees' fees, are allocated among the three Skyline Funds.

                                       2
                          TRANSACTIONS WITH AFFILIATES

The Fund's Investment Adviser is Skyline Asset Management, L.P. ("Adviser"). For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee charged for the year ended December 31, 1998 was $2,332,288.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser.

For the year ended December 31, 1998, fees of $15,556 were paid by the Fund to the unaffiliated trustees.

                                       3
                               SHARE TRANSACTIONS

Shares sold and redeemed as shown in the statements of changes in net assets were as follows:

                                               Year Ended   Year ended
                                                12/31/98     12/31/97
                                               ------------------------
Shares sold                                     7,559,639    9,132,124
Shares issued in reinvestment of dividends        113,150    1,959,834
                                               -----------  -----------
                                                7,672,789   11,091,958
Less shares redeemed                           (9,216,532)  (6,913,355)
                                               -----------  -----------
Net (decrease) increase in shares outstanding  (1,543,743)   4,178,603
                                               -----------  -----------
                                               -----------  -----------

                                       4
                            INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the year ended December 31, 1998 were as follows:

Cost of purchases                $ 153,606,350
Proceeds from sales                170,675,964

18                       ANNUAL REPORT - DECEMBER 31, 1998

- REPORT of Independent Auditors
---------------------------------------------

To the Shareholders of Skyline Small Cap Value Plus and the Board of Trustees of Skyline Funds

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Skyline Small Cap Value Plus (formerly Skyline Special Equities II) as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Skyline Small Cap Value Plus at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Chicago, Illinois
January 25, 1999

                       ANNUAL REPORT - DECEMBER 31, 1998                      19

- FEDERAL Tax Status of 1998 Dividends
---------------------------------------------

Capital gain dividends paid to you, whether received in cash or reinvested in shares, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. Short-term capital gain dividends paid to you are taxable as ordinary income. Long-term capital gain dividends paid to you are taxable as long-term capital gain income regardless of how long you have held Fund shares. Distributions as a return of capital are not taxable, but reduce the cost basis of shares held.

- REPORT of Results of Shareholder Meeting
---------------------------------------------

On August 28, 1998, Skyline Funds held a Special Meeting of Shareholders at which the Fund's shareholders approved a new investment advisory agreement between the Fund and Skyline Asset Management, L.P. (the "Adviser") without any substantive changes from the agreement with the Adviser that existed prior to the Special Meeting and elected Richard K. Pearson to the Board of Trustees. The members of the Board of Trustees who continued in office after the meeting are William L. Achenbach, William M. Dutton, Paul J. Finnegan and David A. Martin. The holders of the majority of the outstanding shares of the Fund approved the new investment advisory agreement by the votes shown below:

For             7,459,189
Against           119,927
Abstain           118,318
Total           7,697,434

The holders of the majority of the shares of all Funds voting together elected Mr. Pearson to the Board of Trustees by the votes shown below:

For              23,261,507
Withheld            511,956
Total            23,773,463

- REPORT for the Year Ended December 31, 1998
---------------------------------------------

This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Fund.

Funds Distributor Inc. is the principal underwriter of Skyline Funds.

20                       ANNUAL REPORT - DECEMBER 31, 1998

For 24-hour account information CALL: 1.800.828.2SKY
                                      (1.800.828.2759)

To speak with a Skyline Funds Representative during
normal business hours CALL: 1.800.828.2SKY and press 0 when prompted.
------------------------------------------------

                              [SKYLINE FUNDS LOGO]

                             311 South Wacker Drive
                                   Suite 4500
                            Chicago, Illinois 60606